UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2023

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street 16-079

New York, NY 10004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	CAUD	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	CAUDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K (this “Current Report”) regarding the Bordes Employment Agreement (as defined in Item 5.02, below) is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 5, 2023, the Board of Directors (the “Board”) of Collective Audience, Inc. (the “Company”) accepted the resignation of Brent Suen, the Company’s current Chief Executive Officer.

Concurrently therewith, effective December 5, 2023, the Board approved the appointment of Peter Bordes to succeed Mr. Suen as the Company’s Chief Executive Officer.

For more than 30 years, Mr. Bordes, 61, has been an entrepreneur, CEO, board member, and venture investor focused on disruptive innovation in artificial intelligence, big data, fintech, cybersecurity, digital media and advertising, and blockchain technology. Since 2012, Mr. Bordes has been the founder and managing partner of Trajectory Capital, a later-stage investing platform and growth fund, as well as Trajectory Ventures, a venture capital platform and collective of operators, founders, and entrepreneurs focused on advancing technology and industry innovation. He is also the CEO and a board member of Trajectory Alpha Acquisition (NYSE: TCOA), a special purpose acquisition corporation focused on high growth innovative technology. Since 2017, he is also co-founder and managing partner of TruVest, a next generation impact real estate investment, development, and technology company.

Mr. Bordes holds a Bachelor’s degree in communication, business and media studies from New England College.

Mr. Bordes holds the following directorships:

●	Logiq, Inc. (OTC: LGIQ), a U.S.-based advertising technology company and significant stockholder of the Company.

●	GoLogiq, Inc. (OTC: GOLQ), a U.S.-based global provider of fintech and consumer data analytics.

●	Beasley Broadcast Group (Nasdaq: BBGI), a public media and digital broadcast company providing music, news, sports information and entertainment to over 19 million listeners from 63 stations across the U.S.

●	Kubient (Nasdaq: KBNT), a cloud advertising platform, where he previously served as its CEO and led the company’s IPO and listing on NASDAQ.

●	Fraud.net, a leading AI powered collective intelligence fraud prevention, risk mitigation cloud infrastructure platform for the real-time economy.

Mr. Bordes is not related to any of the Company’s executive officers or directors.  There is no arrangement or understanding between Mr. Bordes and any other person pursuant to which Mr. Bordes was selected as a director of the Board. Mr. Bordes is not a participant in, nor is she to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In connection with his appointment as CEO, the Company and Mr. Bordes entered into an employment agreement, dated as of December 5, 2023 (the “Bordes Agreement”).

The initial term of the Bordes Agreement is one year from the Effective Date, after which it will automatically renew on an annual basis, subject to earlier termination in accordance with the terms of the agreement. Pursuant to the terms of the Bordes Agreement, Mr. Bordes will be entitled to receive:

●	an annual base salary of $250,000 per annum (subject to annual review and adjustment) (the “Base Salary”), for the first three (3) months of employment, the Base Salary shall be reduced to a $10,000 per month gross income rate (the “Initial Pay Rate”). In the event that, before February 5, 2024, the Company raises an aggregate of $1,500,000 in gross proceeds in one or more transactions (a “Capital Raise”), the Initial Pay Rate shall increase to the Base Salary gross annual rate, according to the Company’s standard payroll procedures. In the event that the Capital Raise does not occur before February 5, 2024, then the Initial Pay Rate shall continue during the Term until the Capital Raise occurs. Notwithstanding the foregoing, the Board can elect to pay the Base Salary rate earlier than the foregoing in its sole discretion;

●	an annual bonus (paid out annually if targets are met), to be negotiated in January 2024, subject to approval by the Board;

●	Equity incentive compensation, to be negotiated in 2024, subject to approval by the Board; and

●	eligibility to participate in a number of Company-sponsored benefit plans that may be in effect from time to time.

The Restricted Stock granted to Mr. Bordes of 71,459 shares of the Company’s restricted stock as an inducement material to Mr. Bordes entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4), which grant was made outside of a writing equity incentive plan.

Furthermore, pursuant to the Bordes Agreement, in the event that the Bordes Agreement is terminated for a reason other than “cause” or for “good reason,” Mr. Bordes, upon signing and returning an effective waiver and release of claims, shall be entitled to receive: (i) separation payments in an aggregate amount of 3 months of his then-current base salary; and (ii) continuation of group health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) at the Company’s expense for a period of 3 months following the termination date.

The foregoing summary of the terms of the Bordes Agreement does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Bordes Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 11, 2023, the Company issued a press release announcing Mr. Bordes’ appointment as Chief Executive Officer of the Company. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
10.1	Employment Agreement between Collective Audience, Inc. and Peter Bordes, dated December 5, 2023
99.1	Press Release, dated December 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE AUDIENCE, INC.
Dated: December 11, 2023

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

4